LIMBACH

CRITICAL SYSTEMS, AHEAD OF THE MOMENT

INVESTOR PRESENTATION

2025

Q4/FULL YEAR RESULTS

NASDAQ: LMB

WE MAKE FORWARD-LOOKING STATEMENTS IN THIS PRESENTATION WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS RELATE TO EXPECTATIONS OR FORECASTS FOR FUTURE EVENTS, INCLUDING, WITHOUT LIMITATION, THE EXECUTION OF THE COMPANY'S LONG-TERM STRATEGIC ROADMAP. THESE STATEMENTS MAY BE PRECEDED BY, FOLLOWED BY OR INCLUDE THE WORDS "MAY," "MIGHT," "WILL," "WILL LIKELY RESULT," "SHOULD," "ESTIMATE," "PLAN," "PROJECT," "FORECAST," "INTEND," "EXPECT," "ANTICIPATE," "BELIEVE," "SEEK," "CONTINUE," "TARGET," "POTENTIAL," "SCENARIO," "EVOLUTION," "CRITERIA" OR SIMILAR EXPRESSIONS. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON INFORMATION AVAILABLE TO US AS OF THE DATE THEY WERE MADE AND INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES WHICH MAY CAUSE THEM TO TURN OUT TO BE WRONG. SOME OF THESE RISKS AND UNCERTAINTIES MAY IN THE FUTURE BE AMPLIFIED BY CERTAIN HEALTH CRISES OR OUTBREAKS OF DISEASES, SUCH AS EPIDEMICS OR PANDEMICS (AND RELATED IMPACTS, SUCH AS SUPPLY CHAIN DISRUPTIONS) AND THERE MAY BE ADDITIONAL RISKS THAT WE CONSIDER IMMATERIAL, OR WHICH ARE UNKNOWN. ACCORDINGLY, FORWARD-LOOKING STATEMENTS SHOULD NOT BE RELIED UPON AS REPRESENTING OUR VIEWS AS OF ANY SUBSEQUENT DATE, AND WE DO NOT UNDERTAKE ANY OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE THEY WERE MADE, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS MAY BE REQUIRED UNDER APPLICABLE SECURITIES LAWS. AS A RESULT OF A NUMBER OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, OUR ACTUAL RESULTS OR PERFORMANCE MAY BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. PLEASE REFER TO OUR MOST RECENT ANNUAL REPORT ON FORM 10-K, AS WELL AS OUR SUBSEQUENT FILINGS ON FORM 10-Q AND FORM 8-K, WHICH ARE AVAILABLE ON THE SEC'S WEBSITE (WWW.SEC.GOV), FOR A FULL DISCUSSION OF THE RISKS AND OTHER FACTORS THAT MAY IMPACT ANY FORWARD-LOOKING STATEMENTS IN THIS PRESENTATION.

ABOUT LIMBACH

2025 FINANCIAL HIGHLIGHTS

Total revenue increased 24.7% to a record $646.8 million.

ODR revenue increased 40.6% to $485.7 million accounting for 75.1% of total revenue.

ODR organic revenue growth[1] was 17.0%.

Record full-year Adjusted EBITDA[2] of $81.8 million, up 28.4%.

Generated Free Cash Flow[3] of $70.1 million.

Completed strategic acquisition of Pioneer Power, LLC.

1. See slide 29 for Supplemental Revenue Disclosures.
2. See slide 26 for Non-GAAP Reconciliation Table.
3. See slide 28 for the Non-GAAP Reconciliation of Free Cash Flow. Free Cash Flow is defined as cash flow from operating activities excluding changes in working capital minus capital expenditures.

WHO WE ARE

- Leading Building Systems Solutions Firm
- Revitalizes & Maintains Mission-Critical Systems
- Keeping Buildings Ready to Perform When it Matters Most

125
YEARS IN BUSINESS

21
BRANCH LOCATIONS

1500+
EMPLOYEES

6
MISSION-CRITICAL MARKETS

MEPC
SYSTEMS EXPERTISE

6
ACQUISITIONS COMPLETED SINCE 2021

75.1%
ODR OF TOTAL REVENUE

$240K
AVERAGE ODR PROJECT SIZE

$2.6M
AVERAGE GCR PROJECT SIZE

WHERE WE WORK

LOCAL PRESENCE WITH NATIONAL REACH



Operating Footprint
Branch Locations
Limbach HQ

21 LOCATIONS

1500+ EMPLOYEES

LIMBACH
LIMBACH
LIMBACH ACME
HARPER
Consolidated Mechanical A Limbach Company
PIONEER POWER
industrial air

WHO WE PARTNER WITH

We partner with Building Owners with Mission-Critical MEPC Infrastructure.

Healthcare

Industrial & Manufacturing

Data Centers

CONFIDENTIAL HYPERSCALE DATA CENTERS

CONFIDENTIAL COLOCATION DATA CENTERS

Life Science

Higher Education

Cultural & Entertainment

WHAT WE DO

We design, optimize, deliver & maintain custom engineered solutions for **Mechanical, Electrical, Plumbing & Control Systems.**

INTEGRATED FACILITY PLANNING

We help owners make **smarter building decisions** through a holistic view of costs, systems, risks, and future needs, delivering proactive planning and experienced staff augmentation.

REPLACEMENTS & RETROFITS

We help owners **maximize efficiency and capital** by retrofitting or right-sizing equipment, extending asset life where possible and replacing systems only when it makes operational and financial sense.

RENTAL EQUIPMENT

We **keep facilities operational** during planned work or emergencies by deploying temporary heating and cooling solutions quickly and reliably.

SERVICE & MAINTENANCE

We help owners **avoid disruptions** and control long-term costs through data-driven, equipment-agnostic maintenance strategies that extends asset life and improves reliability.

MEPC INFRASTRUCTURE UPGRADES

We **modernize and add capacity to mission-critical facilities** through new construction, central energy plants, infrastructure upgrades, and modular fabrication solutions.

ENERGY EFFICIENCY & DECARBONIZATION

We deliver tailored energy and decarbonization solutions that **lower operating costs, improve building performance, and reduce carbon impact.**

HOW WE'RE DIFFERENT

We combine engineering, field execution, and enterprise-scale delivery into one standardized platform enabling us to capture more scope, guarantee performance, and serve customers nationally.

ONE-STOP-SHOP

Integrated Engineering + Field Execution

What the Market Typically Offers

- Design separated from installation
- Fragmented coordination across trades

What Limbach Delivers

- Engineers and craft teams operating as one platform
- Design-build with guaranteed performance

Outcomes

- Higher win rates on complex projects
- Improved margins through integrated delivery
- Lower execution risk

SYSTEM AGNOSTIC

Solutions-First, Not Product-Driven

What the Market Typically Offers

- Recommendations tied to proprietary equipment
- Technology lock-in that limits lifecycle flexibility

What Limbach Delivers

- Performance-first system design
- Technology flexibility across platforms

Outcomes

- Expands addressable market
- Improved margins through integrated delivery
- Supports long-term retrofit demand across aging infrastructure

ONE PARTNER

Interconnected Platform + Local Execution

What the Market Typically Offers

- Local-only execution
- Inconsistent delivery across geographies

What Limbach Delivers

- Dedicated accounts across local & national operations
- Interconnected enterprise platform

Outcomes

- Enables national account growth
- Drives reoccurring revenue
- Scalable operating leverage

OPERATING SEGMENTS



OWNER DIRECT RELATIONSHIPS (ODR)

Building Type: Existing Buildings + Infrastructure

ODR work is driven by developing and proposing customized solutions based on our deep knowledge of each facility where competing firms are challenged to provide solutions.

- Includes two primary ODR revenue streams:
  - 73% is from fixed-price projects greater than $10K, with an average project size of ~ $240K.
  - 27% is from reoccurring quick burning revenue: includes maintenance contracts, work order projects less than $10K, and time & materials work.


25%
GCR
For 2025
75%
ODR
For 2025

Overarching Strategy

Mix Stabilization of 75-80% ODR with Maximized Risk Adjusted Returns



GENERAL CONTRACTOR RELATIONSHIPS (GCR)

Building Type: New Construction

GCR projects are characterized as having a solution in place therefore are more likely to be procured through a competitive bid process.

- Most peers are focused on large construction, our average project size is ~$2.6M.
- We take an opportunistic approach to project selection to carefully manage the risk and reward profile as it relates to project size and scope.

GROWTH STRATEGY

THREE PILLAR APPROACH
TO GROWTH

ORGANIC SEGMENT REVENUE PERCENTAGE MIX STABILIZATION


GCR
ODR

Mix Stabilization of 75-80% ODR

Achieving Optimal
Higher Margin Mix

MARGIN EXPANSION THROUGH EVOLVED CUSTOMER SOLUTIONS



Transformation to OEM Gross Margin
Levels of ~35-40%

SCALE THROUGH ACQUISITIONS



Expand Geographic Footprint &
Market Share Within Existing Markets

PILLAR 1

INCREASED ODR REVENUE DRIVES MARGINS



ODR Revenue % of Total Revenue
Total Gross Margin
Adjusted EBITDA Margin[1]
30%
25%
20%
15%
10%
5%
0%
100%
80%
60%
40%
20%
0%
14.3%
4.4%
22.4%
17.5%
4.7%
28.6%
18.9%
6.4%
43.6%
23.1%
9.1%
50.7%
27.8%
12.3%
66.6%
26.2%
12.6%
75.1%
2020
2021
2022
2023
2024
2025

1. See slide 26 for Non-GAAP Reconciliation Table.

PILLAR 1

FUELING LOCAL + NATIONAL GROWTH TO ACHIEVE HIGHER MARGIN MIX

NATIONAL VERTICAL MARKET TEAMS

Dedicated vertical leadership focused on expanding national accounts while strengthening local market relationships.

- Healthcare (proven model)
- Data Center
- Industrial & Manufacturing

SALES ENABLEMENT

Equipping and upskilling our sales organization to capture higher-margin opportunities across national and local markets.

- Centralized Sales Strategy, Tools, Data and Training
- Investment in Sales Talent Development

PILLAR 2

MARGIN EXPANSION THROUGH EVOLVED SOLUTIONS

TOTAL LEGACY[1] GROSS MARGIN


30%
25%
20%
15%
10%
14.3%
17.6%
19.4%
24.1%
27.3%
28.2%
2020
2021
2022
2023
2024
2025

1. Legacy branches are considered all branch locations excluding acquisitions since 2021.

PILLAR 3
STRATEGIC ACQUISITION STRATEGY

Our disciplined M&A strategy targets scalable, consistently performing businesses that expand our geographic footprint and/or strengthen our customer solution offerings.

CRITERIA



GEOGRAPHIC EXPANSION

- Expands our footprint in existing & new markets.
- Aligned with core customer opportunities.

EXPANDS CUSTOMER SOLUTION OFFERINGS

- Expands product or service offerings.
- Other professional services applicable to multiple end-markets.

PILLAR 3

VALUE CREATION THROUGH INTEGRATING INTO A COMMON PLATFORM

Our acquisition strategy prioritizes alignment and specialized value, ensuring that each partnership enhances our culture and niche. By integrating into a common platform, we strengthen owner relationships and follow a proven value creation process to drive growth and long-term impact.

CHARACTERISTICS WE SEEK

Cultural Fit
Alignment with our values and "we care" culture

Niche
Specialized expertise in our core vertical markets

Building Owner Customers
Commitment to building long-term relationships with building owners

Systems Integrations

VALUE CREATION PROCESS

PHASE ONE

1. Common Organizational Structure
2. Reduction of Fixed Costs
3. Gross Profit Benchmarking
4. Risk Management Tools

PHASE TWO

5. Establish Account Focus
6. Deploy On-Site Account Managers
7. Roll Out Evolved Customer Offerings
8. Fully Built Out Account Teams

PILLAR 3

VALUE CREATION THROUGH INTEGRATING INTO A COMMON PLATFORM



PHASE 1 IMPLEMENTATION
PHASE 2 IMPLEMENTATION
30%
20%
10%
0%
JAKE MARSHALL GROSS MARGIN[1]
13.4%
15.2%
15.5%
26.0%
28.1%
2021
2022
2023
2024
2025

1. Jake Marshall was purchased 12/2/2021. Full year 2021 Gross Margin is based on pro forma P&L used at time of acquisition.

FINANCIALS

STRONG BALANCE SHEET AND DISCIPLINED CAPITAL ALLOCATION STRATEGY

CASH, LEVERAGE AND LIQUIDITY[1]

- $70.1 Million Free Cash Flow and 85.7% Cash Conversion Of Adj. EBITDA[2]
- $45.7 Million Cash From Operations
- $24.6 Million Net Debt and Net Debt to Adjusted EBITDA of 0.3x[3]
- $100 Million Revolver Facility and $96.3 Million of Liquidity

CAPITAL ALLOCATION STRATEGY

- $65.7 Million Acquisition of Pioneer Power on 07/01/2025
- $50 Million Share Repurchase Plan Approved 12/16/25 (all remaining)
- Investments in Sales Enablement and Evolving Customer Solutions
- Capital Priorities - Investment in Sales Organization, Evolving Customer Solutions and Acquisitions



Free Cash Flow
FREE CASH FLOW
ACQUISITIONS
$70.1M
$65.7M
2025

1. Data as of and for the year ending December 31, 2025.
2. See slide 28 for the Non-GAAP Reconciliation of Free Cash Flow.
3. Net Debt is equal to Total Debt of $35.9 million minus $11.3 million of cash and cash equivalents. Net Debt to Adjusted EBITDA of 0.3x is equal to $24.6 million divided by $81.8 million. See slide 26 for Non-GAAP Reconciliation.

FINANCIAL GOALS

2026 Guidance[1]

REVENUE

$730M to $760M Total Revenue

Mix Shift 75% to 80% ODR

ODR Organic Revenue Growth 9% to 12%

GROSS MARGIN/ ADJUSTED EBITDA[2]

Total Gross Margin 26% to 27%

Adjusted EBITDA $90M to $94M

Adj. EBITDA Margin 12% to 13%

CASH[3]

Continued Strong Cash Flow

75% of Adj. EBITDA = Free Cash Flow

1. Reflects guidance issued by the Company on March 2, 2026.
2. This guidance speaks only as of this date and this presentation does not constitute confirmation or updating of guidance.
3. See slide 26 for the Non-GAAP Reconciliation of Adjusted EBITDA Margin.

APPENDIX

OPERATING AND FINANCIAL UPDATE
FULL YEAR 2025 PERFORMANCE

Revenue[1]



ODR
GCR
$700
$525
$350
$175
$0
$646.8
$518.8
$485.7
$345.5
$173.3
$161.1
2024
2025

Year-Over-Year Change
+ 24.7%

Gross Profit & (Margin)[1]



ODR
GCR
$200
$150
$100
$50
$0
$169.3
(26.2%)
$144.3
(27.8%)
$129.9
$107.8
$36.5
$39.4
2024
2025

Year-Over-Year Change
+ 17.4%

Adjusted EBITDA[2]



$100
$80
$60
$40
$20
$0
$81.8
$63.7
2024
2025

Year-Over-Year Change
+28.4%

Dollars in millions. Totals may not foot due to rounding.
1. See the Company's Annual Report on Form 10-K for the year ended December 31, 2025.
2. See slide 26 for Non-GAAP Reconciliation Table.

OPERATING AND FINANCIAL UPDATE
Q4 2025 PERFORMANCE

Revenue[1]


ODR
GCR
$200
$150
$100
$50
$0
$186.9
$143.7
$145.0
$95.5
$48.2
$41.9
4Q' 24
4Q' 25

Year-Over-Year Change
+ 30.1%

Gross Profit & (Margin)[1]


ODR
GCR
$50
$40
$30
$20
$10
$0
$48.1
(25.7%)
$43.6
(30.3%)
$36.4
$30.6
$13.0
$11.6
4Q' 24
4Q' 25

Year-Over-Year Change
+ 10.4%

Adjusted EBITDA[2]


$30
$25
$20
$15
$10
$5
$0
$27.2
$20.8
4Q' 24
4Q' 25

Year-Over-Year Change
+30.8%

Dollars in millions. Totals may not foot due to rounding.
1. See the Company's Annual Report on Form 10-K for the year ended December 31, 2025.
2. See slide 26 for Non-GAAP Reconciliation Table.

SUSTAINABILITY AT LIMBACH

PEOPLE

- Hearts & Minds
- Comp & Benefits Packages
- Industry Accredited Training

PLANET

- Revitalizing Existing Infrastructure
- Reducing Energy & Operating Costs
- ENERGY STAR® Partner

GOVERNANCE

- Social Responsibility
- Community Engagement
- Culture of Belonging

PEOPLE: EMPOWERING OUR TEAM & SUPPORTING OUR COMMUNITIES

- We champion employee health and safety through our Hearts & Minds program
- We offer competitive compensation and a range of benefits and programs
- Our dedication to employee growth was recognized with the APEX award from Training magazine in 2022-2025 and the ATD Best Award in 2023-2025
- We take great pride in contributing to the communities where we live and operate through our Hearts & Hands ERG
- We were recognized by Newsweek® as one of America's Most Loved Workplaces and Best Practice Institute® as a top place to work

PLANET: REVITALIZING EXISTING INFRASTRUCTURE

- **Building MEPC systems are a major source of carbon emissions**
- **Our focus: Enhancing energy efficiency and cutting operating costs by revitalizing existing infrastructure**
- **ENERGY STAR® Partner: Providing facility assessments and engineered solutions**

GOVERNANCE: GOVERNING RESPONSIBILITY

- **Committed to transparency, accountability and ethical conduct**
- **Decisions are made in the best interest of stockholders and stakeholders**
- **Clear policies and procedures to mitigate risks and safeguard assets**
- **Board oversight of sustainability policies and programs**
- **Code of Conduct and Ethics / Whistleblower policy**

NON-GAAP RECONCILIATION TABLE

RECONCILIATION OF ADJUSTED EBITDA MARGIN*

(in thousands)	Fiscal Year Ended December 31,						Three Months Ended December 31,	
	2020	2021	2022	2023	2024	2025	2025	2024
Revenue:	$ 568,209	$ 490,351	$ 496,782	$ 516,350	$ 518,781	$646,804	$ 186,872	$ 143,650
Net income	$ 5,807	$ 6,714	$ 6,799	$ 20,754	$ 30,875	$39,064	$ 12,300	$9,842
Adjustments:								
Depreciation and amortization	6,171	5,948	8,158	8,244	11,888	18,133	5,075	3,627
Interest expense	8,627	2,568	2,144	2,046	1,869	3,133	821	494
Interest income	—	—	—	(1,217)	(2,227)	(815)	(23)	(493)
Stock-based compensation expense	1,068	2,601	2,742	4,910	5,773	7,434	1,800	1,450
Loss on early debt extinguishment	—	1,961	—	311	—	—	—	—
Change in fair value of warrant liability	1,634	(14)	—	—	—	—	—	—
Change in fair value of interest rate swap	—	—	(310)	124	(34)	191	16	(164)
Severance expense	622	—	—	—	—	—	—	—
Loss on early termination of operating lease	—	—	849	—	—	—	—	—
CEO Transition costs	—	—	—	958	—	—	—	—
Restructuring costs	—	—	6,016	1,770	1,427	2,155	1,758	600
Acquisition-related retention expense and contingent consideration	—	—	2,285	729	3,770	1,985	153	1,426
Income tax (benefit) provision	1,182	2,763	2,809	7,346	9,091	9,565	5,019	3,629
Acquisition and other transaction costs	—	735	273	826	1,282	957	298	405
Adjusted EBITDA	$ 25,111	$ 23,276	$ 31,765	$ 46,801	$ 63,714	$81,802	$ 27,217	$ 20,816
Adjusted EBITDA Margin	4.4%	4.7%	6.4%	9.1%	12.3%	12.6%	14.6%	14.5%

***Use of Non-GAAP Financial Measures**

In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes.

NON-GAAP RECONCILIATION TABLE

RECONCILIATION OF ADJUSTED DILUTED MARGINS PER SHARE*

	Fiscal Year Ended December 31,												Three Months Ended December 31,			
(in thousands, except share and per share amounts)	2020		2021		2022		2023		2024		2025		2025		2024	
Net income and diluted earnings per share	$5,807	$0.72	$6,714	$0.66	$6,799	$ 0.64	20,754	$1.76	$30,875	$2.57	$39,064	$3.23	$12,300	$ 1.02	$9,842	$ 0.82
Pre-tax Adjustments:																
Amortization of acquisition-related intangible assets	630	0.08	484	0.05	1,567	0.15	1,880	0.16	4,688	0.39	8,357	0.69	2,337	0.19	1,732	0.14
Stock-based compensation expense	1,068	0.13	2,601	0.25	2,742	0.26	4,910	0.42	5,773	0.48	7,434	0.62	1,800	0.15	1,450	0.12
Loss on early debt extinguishment	—	—	1,961	0.19	—	—	311	0.03	—	—	—	—	—	—	—	—
Loss on early termination of operating lease	—	—	—	—	849	0.08	—	—	—	—	—	—	—	—	—	—
Change in fair value of interest rate swap	—	—	—	—	(310)	(0.03)	124	0.01	(34)	—	191	0.02	16	—	(164)	(0.01)
Change in fair value of warrant liability	1,634	0.20	(14)	—	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring costs	—	—	—	—	6,016	0.56	1,770	0.15	1,427	0.12	2,155	0.18	1,758	0.15	600	0.05
Acquisition-related retention expense and contingent consideration	—	—	—	—	2,285	0.21	729	0.06	3,770	0.31	1,985	0.16	153	0.01	1,426	0.12
Acquisition and other transaction costs	—	—	735	0.07	273	0.03	826	0.07	1,282	0.11	957	0.08	298	0.02	405	0.03
Severance expense	622	0.08	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CEO transition costs	—	—	—	—	—	—	958	0.08	—	—	—	—	—	—	—	—
Tax effect of reconciling items[1]	(1,107)	(0.14)	(1,557)	(0.15)	(3,623)	(0.34)	(3,107)	(0.26)	(4,564)	(0.38)	(5,691)	(0.47)	(1,718)	(0.14)	(1,471)	(0.12)
Adjusted net income and Adjusted diluted earnings per share	$8,654	$1.07	$10,924	$1.07	$16,598	$1.56	$29,155	$2.48	$43,217	$3.60	$54,452	$4.51	$16,944	$ 1.40	$13,820	$1.15
Weighted average number of diluted shares outstanding		8,065,464		10,231,637		10,676,534		11,812,098		12,027,398		12,079,583		12,078,214		12,066,569

1. The tax effect of reconciling items was calculated using a statutory tax rate of 28% for FYs 2019 and 2020 and 27% for FYs 2021 through 2025, and for the three months ended December 31, 2025 and 2024.
Totals may not foot due to rounding.

***Use of Non-GAAP Financial Measures**

In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes.

NON-GAAP RECONCILIATION TABLE

RECONCILIATION OF FREE CASH FLOW*

(in thousands)	Fiscal Year Ended December 31,						Three Months Ended December 31,	
	2020	2021	2022	2023	2024	2025	2025	2024
Adjusted EBITDA:	**$ 25,111**	**$ 23,276**	**$ 31,765**	**$ 46,801**	**$63,714**	**$81,802**	**$ 27,217**	**$ 20,816**
Free Cash Flow:								
Net Income (loss)	$ 5,807	$ 6,714	$ 6,799	$ 20,754	$ 30,875	$ 39,064	$ 12,300	$ 9,842
Non-cash operating activities[1]	13,767	16,997	17,634	18,222	24,454	32,790	9,052	7,208
Cash from Operations (excluding working capital)	19,574	23,711	24,433	38,976	55,329	71,854	21,352	17,050
Minus: Purchases of property and equipment[2]	(1,483)	(791)	(993)	(2,266)	(2,998)	(1,712)	(251)	(413)
Free Cash Flow	**$ 18,091**	**$ 22,920**	**$ 23,440**	**$ 36,710**	**$ 52,331**	**$ 70,142**	**$ 21,101**	**$ 16,637**
Free Cash Flow Conversion %	**72.0%**	**98.5%**	**73.8%**	**78.4%**	**82.1%**	**85.7%**	**77.5%**	**79.9%**

1. Represents non-cash activity associated with depreciation and amortization, provision for credit losses / doubtful accounts, stock-based compensation expense, operating lease expense, amortization of debt issuance costs, deferred income tax provision, gain or loss on sale of property and equipment, loss on early termination of operating lease, loss on early debt modification, changes in fair value of contingent consideration, change in fair value of warrant liability, impairment of goodwill, and changes in the fair value of the Company's interest rate swap.

2. Excludes $2,095K and $4,526K of rental equipment purchases made during the twelve months ended December 31, 2025 and 2024, respectively, and $0 and $924K of rental equipment purchases made during the three months ended December 31, 2025 and 2024, respectively.*

*** Use of Non-GAAP Financial Measures**

In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes.

SUPPLEMENTAL REVENUE DISCLOSURES
ORGANIC & ACQUISITION-RELATED REVENUE

(in thousands except for percentages)	ODR	%	GCR	%	Total Revenue	%
Revenue: Three months ended December 31, 2024	$95,483		$48,167		$143,650	
Components of revenue change:						
Organic revenue growth (decline)	22,849	23.9%	(12,592)	(26.1)%	10,257	7.1%
Acquisition-related revenue[1]	26,635	27.9%	6,330	13.1%	32,965	22.9%
Revenue: Three months ended update December 31, 2025	$144,967	51.8%	$41,905	(13.0)%	$186,872	30.1%

(in thousands except for percentages)	ODR	%	GCR	%	Total Revenue	%
Revenue: Twelve months ended December 31, 2024	$345,500		$173,281		$518,781	
Components of revenue change:						
Organic revenue growth (decline)	58,793	17.0%	(39,863)	(23.0)%	18,930	3.6%
Acquisition-related revenue[2]	81,397	23.6%	27,696	16.0%	109,093	21.0%
Revenue: Twelve months ended December 31, 2025	$485,690	40.6%	$161,114	(7.0)%	$646,804	24.7%

1. Acquisition-related revenue reflects revenue attributable to the Pioneer Power and Consolidated Mechanical acquisitions.

2. Acquisition-related revenue reflects revenue attributable to the Pioneer Power, Consolidated Mechanical and Kent Island acquisitions. The Company has provided an estimate of Kent Island's revenue for the twelve months ended December 31, 2025 as the acquired operations were integrated into an existing branch of the Company for which separate financial results are not maintained.

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